UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2004

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 17th Street, Suite 720, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 298-8008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 16, 2004, Rentech formed a 50/50 joint venture with Headwaters Technology Innovation Group, Inc. to combine their respective iron-based Fischer-Tropsch gas-to-liquids (GTL) technologies. Headwaters Technology Innovation Group, Inc. is a wholly owned subsidiary of Headwaters Incorporated, located in Utah.

The purpose of the joint venture is to market advanced, cost effective iron-based GTL technology. The companies believe they can take advantage of the GTL experience and proprietary intellectual properties of both parties, as well as the clean coal technologies developed by Headwaters. The joint venture is a limited liability company named “FT Solutions LLC” (FTS).

FTS will be the licensor of the combined GTL technology. It plans to promote and license the combined technology for use in GTL projects developed by Headwaters worldwide and for all Headwaters and Rentech GTL Projects in China. FTS will receive license fees and royalties from Headwaters GTL projects and all Headwaters and Rentech GTL projects in China and will provide basic engineering and technical services for those projects.

Rentech retains the exclusive right to develop and license non-Headwaters GTL projects worldwide, excluding China. Rentech will receive 100% of all licensing fees and royalties for non-Headwaters GTL projects and will provide both engineering and technical services for those projects. FTS has the exclusive right to manufacture and sell (or license the right to manufacture and sell) catalyst for all Headwaters and Rentech GTL projects worldwide. Both Headwaters and Rentech will continue developing GTL technology through FTS.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit 99	Press release by Rentech dated June 16, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

On June 16, 2004, Rentech issued a press release announcing its entry into a joint venture with Headwaters Technology Innovation Group, Inc. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information furnished under “Item 9. Regulation FD Disclosure,” including the exhibits related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Rentech, except as may be expressly set forth by specific reference in such document.

Statements made in this report and its exhibits and the information incorporated by reference into this report that are not historical factual statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This section is included for purposes of complying with those safe harbor provisions. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of Rentech and its officers and can be identified by the use of terminology such as “may,” “will,” “expect,” “believe,” “intend,” “plan,” “estimate,” “anticipate,” “should” and other comparable terms or the negative of them. In addition, we, through our senior management, from time to time make forward-looking oral and written public statements concerning our expected future operations and other developments. You are cautioned that, while forward-looking statements reflect our good faith belief and best judgment based upon current information, they are not guarantees of future performance and are subject to known and unknown risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from expectations. Factors that could affect Rentech’s results include the availability of financing for the project, the decision of others as to proceeding with the project, the timing of various phases of the project, and the entry into definitive agreements with others related to the project. Any forward-looking statements, whether made in this report or elsewhere, should be considered in context with the risk factors discussed or incorporated by reference in this report and the various disclosures made by us about our businesses in our various public reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

By:	/s/ Ronald C. Butz
Ronald C. Butz
Vice President and Chief Operating Officer

Date: June 16, 2004